UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2011

AMERICAN DENTAL PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-23363	04-3297858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

American Dental Partners, Inc.

401 Edgewater Place, Suite 430

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices,

Including Zip Code)

Registrant’s telephone number, including area code: (781) 224-0880

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On November 4, 2011, American Dental Partners, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with JLL Crown Holdings, LLC, a Delaware limited liability company (“Parent”) and JLL Crown Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger (the “Merger”) of Merger Sub with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent. The Merger Agreement was approved by the Company’s Board of Directors (the “Board”), acting upon the recommendation of the special committee composed of independent directors of the Board (the “Special Committee”).

At the effective time of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time (other than shares owned by (i) Parent and Merger Sub immediately prior to the effective time of the Merger, (ii) the Company or (iii) stockholders who have properly exercised and perfected appraisal rights under Delaware law) will be converted automatically into the right to receive $19.00 in cash, without interest.

Consummation of the Merger is subject to customary conditions, including without limitation: (i) the approval by the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on the Merger (the “Stockholder Approval”), (ii) the expiration or early termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any required approvals thereunder and (iii) no governmental entity shall have enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction or statute, rule or regulation that has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger or the other transactions contemplated by the Merger Agreement. Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including without limitation: (x) the accuracy of the other party’s representations and warranties contained in the Merger Agreement (subject to materiality qualifiers) and (y) the other party’s performance in all material respects of all obligations required to be performed by it under the Merger Agreement on or prior to the closing date.

During the period beginning on the date of the Merger Agreement and continuing until 11:59 p.m., Eastern time, on December 14, 2011 (the “Go-Shop Period”), the Company may: (i) initiate, solicit, facilitate and encourage, whether publicly or otherwise, alternative acquisition proposals from third parties, including by way of providing access to non-public information pursuant to acceptable confidentiality agreements and (ii) enter into and maintain or continue discussions or negotiations with respect to alternative acquisition proposals or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, discussions or negotiations. Starting on December 15, 2011 (the “Exclusivity Period Start Date”), the Company will become subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to and engage in discussions or negotiations with third parties regarding alternative acquisition proposals, except that the Company may continue to engage in the aforementioned activities with certain third parties that contacted the Company and made a written alternative acquisition proposal during the Go-Shop Period that the Board has determined in good faith, after consultation with the Company’s financial and outside counsel, is bona fide and could reasonably be expected to result in a Superior Proposal (as defined in the Merger Agreement) (each, an “Excluded Party”). There can be no assurance that this process will result in a Superior Proposal. The Company does not intend to disclose developments with respect to the solicitation process until the process is concluded.

Notwithstanding the limitations applicable after the Exclusivity Period Start Date, prior to the receipt of the Stockholder Approval, the Company may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to unsolicited alternative acquisition proposals that the Board or Special Committee has determined are or could reasonably be expected to lead to a Superior Proposal. A “Superior Proposal” is an acquisition proposal that the Special Committee or the Board has determined is reasonably capable of being consummated and, if consummated, would result in a transaction more favorable to the Company’s stockholders from a financial point of view than the Merger taking into account any adjustments offered by Parent and taking into account the person making the proposal and all financial, regulatory, legal and other aspects of the proposal and the likelihood and timing of consummation. The Merger Agreement provides Parent a customary right to match a Superior Proposal.

The Company has made customary representations and warranties and covenants in the Merger Agreement, including without limitation covenants regarding: (i) the conduct of the business of the Company prior to the consummation of the Merger, (ii) the calling and holding of a meeting of the Company’s stockholders for the purpose of obtaining the Stockholder Approval and (iii) the use of reasonable best efforts to cause the Merger to be consummated.

The representations and warranties of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations and warranties (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, proxy statements and other documents that the Company files with the Securities and Exchange Commission.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee. If the termination fee becomes payable as a result of the Company terminating the Merger Agreement in order to enter into a definitive acquisition agreement with respect to a Superior Proposal that is made by an Excluded Party on or before the twentieth calendar day following the expiration of the Go-Shop Period, the amount of the termination fee will be $8.0 million. If the termination fee becomes payable by the Company for any other reason, the amount of the termination fee will be $13.9 million. The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $15.9 million in the event that the Company terminates the Merger Agreement because of Parent’s breach of the Merger Agreement or because Parent has not closed the Merger within 10 business days of the date the closing should have occurred in accordance with the Merger Agreement.

Parent has obtained equity and debt financing commitments for the transaction contemplated by the Merger Agreement. A fund affiliated with JLL Partners, Inc. (the “Sponsor”) has committed to capitalize Parent, at or prior to the closing, with an aggregate equity contribution in an amount up to $235.0 million on the terms and subject to the conditions set forth in the equity commitment letter entered into by the Sponsor in connection with the Merger (the “Equity Commitment Letter”). The Sponsor has also provided the Company with a limited guarantee in favor of the Company guaranteeing the payment of the reverse termination fee in the event such reverse termination fee shall become payable by Parent pursuant to the Merger Agreement.

KeyBank National Association (“KeyBank”), CIT Healthcare LLC (“CIT Healthcare”), CIT Bank (“CIT Bank”), CIT Capital Securities (“CITCS”) and NXT Capital, LLC (“NXT” and together with KeyBank, CIT Healthcare, CIT Bank and CITCS, the “Commitment Parties”) have committed to provide an aggregate $256 million senior secured credit facility, composed of (i) a $220.0 million term loan facility and (ii) a $36.0 million revolving facility, on the terms and subject to the conditions set forth in a debt commitment letter (the “Debt Commitment Letter”). KeyBank, CITCS and NXT will act as joint lead arrangers; KeyBank, CITCS and NXT will act as joint book running managers; KeyBank will act as the administrative agent (the “Administrative Agent”) and collateral agent; and CIT Healthcare and NXT will act as co-syndication agents for the debt financing.

The obligation of the Commitment Parties to provide debt financing under the Debt Commitment Letter is subject to a number of conditions, including without limitation (i) receipt at closing of executed loan documentation; customary legal opinions, charter documents and certain certificates; corporate approval of the financing; insurance certificates; notice of borrowing; and certification from Parent’s chief financial officer certifying that Parent, after giving effect to the Merger, is solvent; (ii) accuracy of certain representations; (iii) the refinancing of the Company’s outstanding senior secured credit facility; (iv) since December 31, 2010, there has been no “material adverse effect,” as defined in the Debt Commitment Letter; (v) the Merger has been consummated or shall be consummated substantially concurrently with the initial funding of the senior secured facility; (vi) prior to or substantially concurrently with the initial funding contemplated by the Debt Commitment Letter, the Sponsor and/or certain other investors shall have made the equity contribution to Parent; (vii) all fees and expenses due to the Commitment Parties shall have been paid; (viii) the Commitment Parties shall have received requested financial information regarding the Company; (ix) certification that, as of the closing date, the total leverage ratio does not exceed 3.75 to 1.00 (calculated on a pro forma basis after giving effect to the Merger, with permitted adjustments); (x) the Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act; (xi) there shall not have been any competing issues of debt securities or syndicated commercial bank or other syndicated credit facilities by or on behalf of Parent, Merger Sub or the Company or any of its subsidiaries being offered, placed or arranged that have materially impaired the primary syndication; and (xii) the lead arrangers shall have been afforded a marketing period of at least 20 consecutive business days (excluding certain days) to market the senior secured facility to prospective lenders.

Item 2.02. Results of Operations and Financial Condition

On November 7, 2011, the Company issued a press release announcing the Company’s financial results for the third quarter ended September 30, 2011. The Company is furnishing a copy of the press release as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events

On November 7, 2011, the Company announced it entered into the Merger Agreement with Parent and Merger Sub, providing for the Merger. Parent and Merger Sub are affiliates of JLL Partners, Inc. A copy of the press release issued by the Company announcing the transaction is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 7, 2011, the Company communicated with its team members, affiliated dental groups and certain commercial partners regarding the Merger, and copies of such communications are attached to this Current Report on Form 8-K as Exhibits 99.3 to 99.10 and are incorporated herein by reference.

Additional Information and Where to Find It:

This communication may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed transaction, the Company intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by the Company with the Securities and Exchange Commission (when available) at the Securities and Exchange Commission’s website at http://www.sec.gov or at the Company’s website at

http://www.amdpi.com. The proxy statement and other relevant materials (when available) may also be obtained for free from the Company by directing a request to American Dental Partners, Inc., 401 Edgewater Place, Suite 430, Wakefield, Massachusetts 01880, Attention: Investor Relations, telephone (781) 224-0880. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Participants in Solicitation:

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. Information concerning the interests of the Company’s participants in the solicitation is, and will be, set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously or in the future filed with the Securities and Exchange Commission, and in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov and from the Company at http://www.amdpi.com, or by directing a request to American Dental Partners, Inc., 401 Edgewater Place, Suite 430, Wakefield, Massachusetts 01880, Attention: Investor Relations, telephone (781) 224-0880.

Forward Looking Statements:

This Current Report on Form 8-K contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, about the performance of the Company or other matters relating to its business, operations and future developments. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. Any such forward-looking statements relating to the Merger are subject to various risks and uncertainties, including uncertainties as to the timing of the Merger; the possibility that alternative acquisition proposals will be made; the possibility that alternative acquisition proposals will not be made; the possibility that various closing conditions for the Merger may not be satisfied or waived; the possibility that Parent will be unable to obtain sufficient funds to close the Merger; the failure of the Merger to close for any other reason; the amount of fees and expenses related to the Merger; the diversion of management’s attention from ongoing business concerns; the effect of the announcement of the Merger on the Company’s business relationships, operating results and business generally, including the Company’s ability to retain key employees; the Merger Agreement’s contractual restrictions on the conduct of the Company’s business prior to the completion of the Merger; the possible adverse effect on the Company’s business and the price of the Company’s common stock if the Merger is not completed in a timely matter or at all; and the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against the Company and others relating to the Merger. Additionally, there are a number of factors that could cause actual events or results to differ materially from those indicated by such forward-looking statements, many of which are beyond the Company’s control, including the risk factors disclosed previously and from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. The forward-looking statements contained herein represent the Company’s estimate only as of the date of this filing and should not be relied upon as representing the Company’s estimate as of any subsequent date. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

2.1      Agreement and Plan of Merger, dated November 4, 2011, by and among American Dental Partners, Inc., JLL Crown Holdings, LLC and JLL Crown Merger Sub, Inc.

99.1    Press Release issued by American Dental Partners, Inc. dated November 7, 2011 regarding financial results for the quarter ended September 30, 2011

99.2	Press Release issued by American Dental Partners, Inc. dated November 7, 2011

99.3	Letter to Team Members

99.4	Team Member FAQ

99.5	Letter to Affiliated Dentists

99.6	Affiliated Dentist FAQ

99.7	Master Q&A

99.8	Key Messages Script

99.9	Core Talking Points

99.10	Relationship Manager Talking Points

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DENTAL PARTNERS, INC. (Registrant)

November 7, 2011	/s/ Breht T. Feigh
Breht T. Feigh Executive Vice President, Chief Financial Officer and Treasurer (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 4, 2011, by and among American Dental Partners, Inc., JLL Crown Holdings, LLC and JLL Crown Merger Sub, Inc.

99.1	Press Release issued by American Dental Partners, Inc. dated November 7, 2011 regarding financial results for the quarter ended September 30, 2011

99.2	Press Release issued by American Dental Partners, Inc. dated November 7, 2011

99.3	Letter to Team Members

99.4	Team Member FAQ

99.5	Letter to Affiliated Dentists

99.6	Affiliated Dentist FAQ

99.7	Master Q&A

99.8	Key Messages Script

99.9	Core Talking Points

99.10	Relationship Manager Talking Points